CERTIFICATION
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In  connection  with  the  Annual Report of PeopleView, Inc. and Subsidiary (the
"Company") on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Joseph Flynn, Chief Executive Officer and James P. Stapleton Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date:  April  14,  2004

By:   /s/ Joseph Flynn
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     Joseph  Flynn,  Chief  Executive  Officer


By:  /s/ James P. Stapleton
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    James  P.  Stapleton,  Principal Financial Officer